UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    February 17, 2004
                                                --------------------------------

GS Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)


        Delaware                     333-100818                  13-6357101
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

85 Broad Street, New York, New York                               10004
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code      (212) 902-1000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

ITEM 5. Other Events

                  Attached as an exhibit are certain Structural and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association) furnished to GS Mortgage Securities Corp. (the "Company") by Goldman, Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of certain classes of the GSR Mortgage Loan Trust 2004-4, Mortgage Pass-Through Certificates, Series 2004-4 (such classes, the "Certificates").

                  The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-100818). The Company hereby incorporates the attached Structural and Collateral Term Sheets by reference in the Registration Statement.

                  Any statement or information contained in the attached Structural and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

        Item 601(a)
        of Regulation S-K
        Exhibit No.                         Description
        -----------                         -----------

        (99)                                Structural and Collateral Term
                                            Sheets prepared by Goldman,
                                            Sachs & Co. in connection with
                                            certain classes of the GSR
                                            Mortgage Loan Trust 2004-4,
                                            Mortgage Pass-Through
                                            Certificates, Series 2004-4.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 18, 2004                   GS MORTGAGE SECURITIES CORP.



                                          By:   /s/ Samuel Ramos
                                             ------------------------------
                                              Name:  Samuel Ramos
                                              Title: Secretary

                                INDEX TO EXHIBITS


Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.              Description                              Electronic (E)
-----------              -----------                              --------------

(99)                     Structural and Collateral Term Sheets    E
                         prepared by Goldman, Sachs & Co. in
                         connection with certain classes of the
                         GSR Mortgage Loan Trust 2004-4,
                         Mortgage Pass-Through Certificates,
                         Series 2004-4.